EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-XXX-XXX-XXXX Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
PLEASE NOTE: YOU MAY RECEIVE MULTIPLE PROXY KITS IN SEPARATE ENVELOPES OR SEVERAL CARDS
WITHIN ONE ENVELOPE. EACH PROXY CARD REPRESENTS A UNIQUE INVESTMENT. IT IS IMPORTANT THAT
YOU RECORD A SEPARATE VOTE FOR EACH PROXY CARD TO MINIMIZE SUBSEQUENT MAILINGS FOR
UNVOTED ACCOUNTS.
Please detach at perforation before mailing.

PROXY	VAN KAMPEN RETIREMENT STRATEGY TRUST NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2010	PROXY
The undersigned holder of VAN KAMPEN FUNDS hereby appoints [                                        ] and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., [                                            ], on _______, 2010 at       a.m., Eastern Time and at any and all adjournments thereof. This proxy is solicited on behalf of the Board of Trustees of the VAN KAMPEN FUNDS.
If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” the proposal listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.
Please vote, date and sign on reverse side and return promptly in enclosed envelope.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-XXX-XXX-XXXX

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	VAN_XXXXX_010610

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for the Van Kampen Funds
Shareholder Meeting to Be Held on                                         , 2010.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/vanXXXXX

Van Kampen FUND	ACQUIRING FUNDS
Van Kampen In Retirement Strategy Fund	AIM Balanced Risk Retirement Now Fund
Van Kampen Retirement 2010 Strategy Fund	AIM Balanced Risk Retirement 2010 Fund
Van Kampen Retirement 2015 Strategy Fund	AIM Balanced Risk Retirement 2010 Fund
Van Kampen Retirement 2020 Strategy Fund	AIM Balanced Risk Retirement 2020 Fund
Van Kampen Retirement 2025 Strategy Fund	AIM Balanced Risk Retirement 2020 Fund
Van Kampen Retirement 2030 Strategy Fund	AIM Balanced Risk Retirement 2030 Fund
Van Kampen Retirement 2035 Strategy Fund	AIM Balanced Risk Retirement 2030 Fund
Van Kampen Retirement 2040 Strategy Fund	AIM Balanced Risk Retirement 2040 Fund
Van Kampen Retirement 2045 Strategy Fund	AIM Balanced Risk Retirement 2040 Fund
Van Kampen Retirement 2050 Strategy Fund	AIM Balanced Risk Retirement 2050 Fund
Please detach at perforation before mailing.
THE VK BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: ■
 ☐ To vote in accordance with the Board recommendations mark this box. No other vote is necessary.
1.	To approve an Agreement and Plan of Reorganization under which the assets and liabilities of each Van Kampen Fund identified below will be transferred to a corresponding AIM Balanced Risk Retirement Fund (each, an “Acquiring Fund” and, collectively, the “Acquiring Funds”).

MORGAN STANLEY FUNDS	ACQUIRING INVESCO FUNDS
		FOR	AGAINST	ABSTAIN
Van Kampen In Retirement Strategy Fund	AIM Balanced Risk Retirement Now Fund	☐	☐	☐
Van Kampen Retirement 2010 Strategy Fund	AIM Balanced Risk Retirement 2010 Fund	☐	☐	☐
Van Kampen Retirement 2015 Strategy Fund	AIM Balanced Risk Retirement 2010 Fund	☐	☐	☐
Van Kampen Retirement 2020 Strategy Fund	AIM Balanced Risk Retirement 2020 Fund	☐	☐	☐
Van Kampen Retirement 2025 Strategy Fund	AIM Balanced Risk Retirement 2020 Fund	☐	☐	☐
Van Kampen Retirement 2030 Strategy Fund	AIM Balanced Risk Retirement 2030 Fund	☐	☐	☐
Van Kampen Retirement 2035 Strategy Fund	AIM Balanced Risk Retirement 2030 Fund	☐	☐	☐
Van Kampen Retirement 2040 Strategy Fund	AIM Balanced Risk Retirement 2040 Fund	☐	☐	☐
Van Kampen Retirement 2045 Strategy Fund	AIM Balanced Risk Retirement 2040 Fund	☐	☐	☐
Van Kampen Retirement 2050 Strategy Fund	AIM Balanced Risk Retirement 2050 Fund	☐	☐	☐
PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE
VAN_XXXXX010610